SUPPLEMENT Dated December 27, 1995

                              TO THE PROSPECTUS OF

                            STANDISH SECURITIZED FUND
                                Dated May 1, 1995




EXCHANGE OF SHARES

         Effective immediately, shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Trust at
(800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

         Shares of a Fund may be exchanged by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who complete the telephonic privileges portion of the Fund's account application or who have previously elected telephonic redemption privileges may exchange shares by calling (800) 221- 4795. The telephonic privileges are not available to shareholders automatically; they must first elect the privilege. Proper identification will be required for each telephonic exchange. Please see "Telephonic Redemption" in the attached Prospectus for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              ---------------------

         The following revises and replaces the first paragraph under the caption "Purchase of Shares" in the attached Prospectus:

PURCHASE OF SHARES

         Shares of the Fund may be purchased directly from the Trust, which offers shares of the Fund to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Trust and payment for the shares is received by the Fund. Unless waived by the Trust, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $50,000.

                              ---------------------

         The following revises and replaces the information under the caption "Written Redemption" in the attached Prospectus:

WRITTEN REDEMPTION

         Shares of the Fund may be redeemed by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written redemption request must (a) state the name of the Fund, (b) state the number of shares or the dollar amount to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares of the Fund to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares.
This may take up to fifteen (15) days.

Prospectus dated May 1, 1995

                                   PROSPECTUS

                            STANDISH SECURITIZED FUND

                              One Financial Center

                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Securitized Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.

     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity, through both capital appreciation and the generation of current income. In pursuing its objective, the Fund will seek capital appreciation when market factors, such as declining interest rates, indicate that capital appreciation may be available without significant risk to principal. The Fund will seek to achieve its investment objective primarily through investing in a diversified portfolio of mortgage-related and asset-backed securities. (A "securitized" asset refers to a security collateralized by a pool of mortgages, credit card or automobile receivables or other assets.) See "Investment Policies." Standish, Ayer & Wood, Inc., Boston, Massachusetts, is the Fund's investment adviser (the "Adviser").

     Investors may purchase shares from the Fund without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $50,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Trust at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense Information                                           2
Financial Highlights                                          3
Highlights of this Prospectus                                 4
Investment Objective and Policies                             5
Risk Factors and Suitability                                 11
Calculation of Performance Data                              12
Dividends and Distributions                                  12
Purchase of Shares                                           12
Redemption of Shares                                         12
Management                                                   13
Federal Income Taxes                                         14
The Fund and Its Shares                                      15
Custodian, Transfer Agent and Dividend Disbursing Agent      16
Independent Accountants                                      16
Legal Counsel                                                16
Appendix A                                                   17
Tax Certification Instructions                               18

                              EXPENSE INFORMATION

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees (after expense limitation)                            0.22%

12b-1 Fees                                                            None

Other Expenses                                                        0.23%

Total Fund Operating Expenses (after expense limitation)              0.45%


Example                                                             1 year           3 years           5 years         10 years
-------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:                                               $5              $14               $25              $57

You would pay the following expenses on the same investment,
  assuming no redemption:                                            $5              $14               $25              $57


     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management -- Investment Adviser" and "Management -- Expenses." The figure shown in the caption "Other Expenses" is based upon the Fund's expenses for the fiscal year ended December 31, 1994 during which the Adviser did not impose a portion of its fee.

     The Adviser has voluntarily agreed to limit Total Fund Operating Expenses of the Fund (excluding brokerage commissions, taxes, litigation, indemnification, and other extraordinary expenses) to 0.45% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time. In the absence of such agreement, the Management Fees and Total Fund Operating Expenses would have been 0.25% and 0.49%, respectively, of the Fund's average daily net assets for the fiscal year ended December 31, 1994.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESSER THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993 and 1994 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.


Per Share Data
(for a share outstanding throughout each period):                    Year Ended December 31,
                                                         1994           1993            1992*         1991*
Net asset value - beginning of period                   $20.24         $20.14         $20.97         $20.48

Income from investment operations:

     Net investment income                               $1.42          $1.45          $1.43          $1.71
     Net realized and unrealized gain (loss)
         on investments                                  (1.86)          0.54          (0.61)          1.37

     Total from investment operations                   ($0.44)         $1.99          $0.82          $3.08

Less distributions declared to shareholders:

     From net investment income                         ($1.19)        ($1.48)        ($1.57)        ($1.55)
     In excess of net investment income                      -          (0.05)             -              -
     From net realized gain                                  -          (0.36)         (0.07)         (1.04)
     From Paid-in capital                                    -              -              -              -
     In excess of net realized gain                          -              -          (0.01)             -

Total distributions declared to shareholders            ($1.19)        ($1.89)        ($1.65)        ($2.59)
                                                        -------        -------        -------        -------

Net asset value - end of period                         $18.61         $20.24         $20.14         $20.97
                                                        =======        =======        =======        =======

Total return                                            -2.16%          10.02%          4.07%         15.57%

Ratios (to average net assets)/Supplemental Data:

     Expenses**                                           0.45%          0.45%          0.45%          0.45%
     Net investment income**                              6.79%          6.75%          6.94%          8.03%
Portfolio turnover                                         138%           130%           301%           324%

Net assets at end of period (000 omitted)              $53,779        $78,054        $90,460        $78,570


Net investment income per share                          $1.41          $1.77          $1.42          $1.70
Ratios (to average net assets):
     Expenses                                             0.49%          0.48%          0.51%          0.49%
     Net investment income                                6.76%          6.72%          6.88%          7.99%

------------------------------------------------------------------------------------------------------------------------------------
(table continued)


                                       3



Per Share Data
(for a share outstanding throughout each period):      Year Ended December 31,
                                                         1990*        1989*+

Net asset value - beginning of period                   $20.15         $20.00

Income from investment operations:

     Net investment income                               $1.80          $0.60
     Net realized and unrealized gain (loss)
         on investments                                   0.40           0.20

     Total from investment operations                    $2.20          $0.80

Less distributions declared to shareholders:

     From net investment income                         ($1.70)         $0.60
     In excess of net investment income                      -              -
     From net realized gain                              (0.17)             -
     From Paid-in capital                                    -          (0.05)
     In excess of net realized gain                          -              -

Total distributions declared to shareholders            ($1.87)        ($0.65)
                                                        -------        -------

Net asset value - end of period                         $20.48         $20.15
                                                        =======        =======

Total return                                             11.47%        11.90%t

Ratios (to average net assets)/Supplemental Data:

     Expenses**                                           0.45%         0.45%t
     Net investment income**                              8.88%         8.46%t

Portfolio turnover                                         146%             1%

Net assets at end of period (000 omitted)              $67,278        $31,427


Net investment income per share                          $1.79          $0.59
Ratios (to average net assets):
     Expenses                                             0.51%         0.59%t
     Net investment income                                8.82%         8.32%t

t  Computed on an annualized basis.
*  Audited by other auditors.
+  For the period from August 31, 1989 (start of business) to December 31, 1989.

**The investment adviser did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Fund without charge.

                          HIGHLIGHTS OF THIS PROSPECTUS

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. See "The Fund and Its Shares" in this Prospectus.

     The Trust has established thirteen series and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.

Investment Objective and Policies

     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity, through both capital appreciation and the generation of current income. In pursuing its objective, the Fund will seek capital appreciation when market factors, such as declining interest rates, indicate that capital appreciation may be available without significant risk to principal. Under normal market conditions, at least 65% of the total value of the Fund's assets will be invested in mortgage-related and asset-backed securities.

     Although mortgage-related securities may have stated maturities of up to 40 years, in practice, prepayments of the principal of and interest on the mortgages underlying the securities will make the effective maturity of the securities shorter. Unscheduled prepayments are likely to increase in periods when interest rates are declining. Because the Fund may be able to invest amounts received as a result of such prepayments only at a lower interest rate, some high-yielding mortgage-related securities may have less potential for return and value than conventional bonds with comparable maturities. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates. The Fund may engage in a variety of options and futures transactions. These investment strategies and policies involve certain special risks. See "Special Investment Practices" and "Investment Objective and Policies" in this Prospectus.

Securitized Assets Generally

     The Fund will invest in securities which are collateralized by a pool of mortgages, credit card or automobile receivables or other assets (collectively, "Securitized Assets"). Securitized Assets arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, these Securitized Assets provide periodic payments which generally consist of both interest and principal payments. The estimated life of a Securitized Asset and the average maturity of a portfolio including such assets varies with the prepayment experience with respect to the underlying debt instruments.

     Investment in a mutual fund holding Securitized Assets, such as the Fund, involves special risk considerations. These include the fact that the Fund's net asset value per share will fluctuate as the value of its portfolio securities changes in response to changing market rates of interest, principal prepayments and other factors. Prepayment rates can vary widely, generally in response to changes in the prevailing level of interest rates, although other economic and demographic factors also may be involved. For example, falling interest rates generally result in a faster rate of prepayments of mortgage loans while rising interest rates generally slow the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. As a result, Securitized Assets are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

     Securitized Assets purchased at either premiums or discounts have an additional element of uncertainty which may impact their performance. Acceleration of prepayments will have an adverse effect upon the total return of securities purchased at a premium while a slowing of prepayments will have a positive effect. Acceleration of prepayments will have a positive effect upon the total return of securities purchased at a discount, while a slowing of prepayments will have a negative effect.

     The credit characteristics of Securitized Assets differ in a number of respects from those of traditional debt securities. The credit quality of most Securitized Assets depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to such securities. Securitized Assets purchased by the Fund generally will consist of obligations issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof or rated, at the date of investment, A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable credit quality by the Adviser. See "Ratings." Subsequent to its purchase, a rated Securitized Asset may be assigned a lower rating or may cease to be rated which may result in a loss of value and liquidity. An adverse change in or cessation of a rating would not require the disposition of the instrument, but the Adviser will consider such an event in determining whether the Fund should continue to hold the security.

     Because the Fund generally will be investing in mortgage-related securities and other types of Securitized Assets, it may be affected by risks or problems peculiar to mortgage finance, such as the effects of government regulation and tax policy, as well as those peculiar to the financing of the instruments underlying other types of Securitized Assets.

     Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser") serves as an investment adviser to the Fund and to the other series of the Trust. The Fund pays the Adviser for its services a monthly fee at the annual rate of 0.25% of the first $500,000,000 of average daily net asset value and 0.20% of average daily net asset value in excess of $500,000,000. See "Management -- Investment Adviser" in this Prospectus.

Purchase of Shares

     The Fund offers its shares of beneficial interest which are sold at net asset value. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $50,000. No sales load is imposed on the purchase of the Fund's shares. See "Purchase of Shares" in this Prospectus.

Redemption of Shares

     The Fund's shares may be redeemed, at the net asset value per share next determined after receipt of a redemption request in proper form, by (1) written, wire or telephone order to the Fund or (2) wire or telephone order from brokers or dealers for the repurchase of the Fund's shares. Upon 30 days' notice to a shareholder, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000. See "Redemption of Shares" in this Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity, through both capital appreciation and the generation of current income. In pursuing its objective, the Fund will seek capital appreciation when market factors, such as declining interest rates, indicate that capital appreciation may be available without significant risk to principal. Such capital appreciation may result from a change in the yield spread of an issuer whose securities are held by the Fund or from a decline in interest rates or from a combination of both factors. The Fund will seek to achieve its investment objective primarily through investing in a diversified portfolio of mortgage-related and asset-backed securities, including securities issued by governmental, government-related and private organizations. The Fund may purchase and sell options and may use futures contracts and put and call options on such contracts. See "Strategic Transactions."

     Because interest yields on securities and opportunities to realize net gains from option and futures transactions may vary from time to time because of general economic and market conditions, and many other factors, it is anticipated that the Fund's current return will fluctuate. Fluctuations in the value of portfolio securities will have a minimal effect on interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's shares. Conversely, during periods of rising interest rates, the value of the Fund's shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective and policies of the Fund may be changed by the Trustees without the approval of shareholders. The Fund's investment policies are described further in the Statement of Additional Information.

Investment Policies

     Under normal market conditions, at least 65% of the total value of the Fund's assets will be invested in mortgage-related and asset-backed securities. The Fund may invest in a broad range of mortgage-backed securities of the "pass-through" type, including GNMA Certificates, FHLMC Participation Certificates and FNMA Mortgage-Backed Certificates. The Fund may also purchase collateralized mortgage obligations, mortgage-backed securities, whole loans, other pass-through securities and mortgage derivatives (such as mortgage STRIPs), all of which may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but may also be subject to greater price fluctuation than government securities. Other types of mortgage-related securities can be expected to be developed in the future, and the Fund may invest in them if the Adviser determines that the investment is consistent with the Fund's investment objective and policies. In that case, the Fund will supplement this Prospectus and, if appropriate, the related Statement of Additional Information. The Fund also intends to invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.

     The balance of the Fund's assets will normally be invested in U.S. Treasury and agency notes and bonds, certificates of deposit, money market instruments and repurchase agreements, in furtherance of the Fund's objective to preserve liquidity and principal. The Fund may adopt a temporary defensive position when the Adviser considers market conditions to be adverse by investing substantially all of its assets in money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, floating-rate notes, repurchase agreements and prime commercial paper.

     The average maturity of the Fund's portfolio will vary depending upon the maturity of its investments. Mortgage-related securities, when they are issued, have stated maturities of up to 40 years, depending on the length of the mortgages underlying the securities. In practice, scheduled or unscheduled early prepayments of principal and interest on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of 40 year mortgages may have an average life as short as two years. The relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for return and value than conventional bonds with comparable maturities.

     Mortgage-Backed Pass-Through Securities

     Mortgage-backed "pass-through" securities are subject to regular payments of principal and early prepayments of principal, which will affect the Fund's current and total returns. While it is not possible to predict accurately the life of a particular issue of a mortgage-backed "pass-through" security held by the Fund, the actual life of any such security is likely to be substantially less than the original average maturity of the mortgage pool underlying the security because unscheduled early prepayments of principal on the security owned by the Fund will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. When the monthly payments (which may include unscheduled prepayments) on such a security are passed through to the Fund, the Fund may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through"
security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. Although a security purchased at a premium above its par value may carry a higher stated rate of return, both a scheduled payment of principal, which will be made at par, and an unscheduled prepayment of principal generally will decrease current and total returns and will accelerate the recognition of income, distributions from which will be taxable to shareholders as ordinary income.

GNMA Certificates

     GNMA Certificates are mortgage-backed securities representing an undivided interest in a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by the Government National Mortgage Association ("GNMA"), interests in the pool are offered to investors through securities dealers. Once such a pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. As mortgage-backed securities, GNMA Certificates differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because a pro-rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate (i.e., the Fund). Since the unscheduled prepayment rate of the underlying mortgage pool covered by a "pass-through" security cannot be predicted with certainty, the average life of a particular issue of GNMA Certificates cannot be accurately predicted, although the Fund expects that the average life of the GNMA Certificates held by the Fund will be approximately twelve years.

FHLMC Participation Certificates

     The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government which was created for the purpose of increasing the availability of mortgage credit for residential housing, issues participation certificates ("PCs") representing undivided interests in FHLMC's mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that mortgages underlying the PCs are mostly "conventional" mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

FNMA Mortgage-Backed Certificates

     The Federal National Mortgage Association ("FNMA"), a federally chartered corporation owned entirely by private stockholders, (i) purchases both conventional and federally insured or guaranteed residential mortgages secured by properties consisting of one-family to four-family dwelling units from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage banks, and (ii) packages pools of such mortgages in the form of pass-through securities generally called FNMA
Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Like GNMA Certificates and FHLMC PCs, these pass-through securities are subject to the unpredictability of unscheduled prepayments on the underlying mortgage pools.

Collateralized Mortgage Obligations (CMOs)

     The issuer of a CMO effectively transforms a mortgage pool into obligations comprised of several different maturities, thus creating mortgage securities that appeal to short and intermediate term investors as well as the more traditional long-term mortgage investor. CMOs are debt securities issued by FHLMC, FNMA and by non-governmental financial institutions and other mortgage lenders which are generally fully collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series which have different maturities and are generally retired in sequence. CMOs are designed to be retired as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would affect the Fund's current and total returns in the manner indicated above.

Real Estate Mortgage Investment Conduits (REMICs)

     The Tax Reform Act of 1986 has authorized a mortgage-backed securities vehicle known as a real estate mortgage investment conduit, or REMIC. The purpose of the REMIC amendments to the federal tax law was to remove tax obstacles which prevented issuers and investors in residential and commercial mortgage-backed securities from achieving optimum economic, regulatory and accounting results. A REMIC is a non-governmental entity formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property, and of issuing multiple classes of interests therein to investors such as the Fund. See "Investment Restrictions."

Stripped Mortgage-Backed Securities (STRIPs)

     STRIPs are types of mortgage-backed securities issued by certain government agencies, such as FNMA and FHLMC, and by investment banks. They are created by dividing the cash flows from a pool of mortgages or mortgage securities and allocating specified portions of the monthly interest and principal to two or more new STRIP securities. For example, a FNMA 9% pass-through security can be "stripped" to produce two new securities, one with a 6% coupon and the other with a 12% coupon, by directing more interest from the underlying collateral to the security with the higher coupon and less to the security with the lower coupon. The Fund would invest in the security with the lower coupon if it expected interest rates to decline and in the security with the higher coupon if it expected interest rates to rise. The ratio of interest to principal can be varied to create a wide range of securities.

     In some cases, a STRIP security will receive all of the interest and none of the principal payments, while another will receive all of the principal payments and none of the interest payments. These types of STRIPs are known as interest-only and principal-only STRIPs (IO and PO STRIPs, respectively). A PO STRIP bears some resemblance to a zero coupon bond. It sells at a discount and pays no interest. If the underlying obligation is prepaid, no interest is received at all. IO and PO STRIPs are very sensitive to interest rate changes. IO STRIPs rise and PO STRIPs fall in price when interest rates are rising; IO STRIPs fall and PO STRIPs rise in price when interest rates are declining. The reason for this is that declining interest rates lead to faster mortgage prepayments as homeowners buy new homes or refinance their mortgages, while rising rates result in slower prepayment rates. Faster prepayments reduce the principal balance of the underlying collateral more rapidly, resulting in smaller interest payments in the future but returning principal at a faster rate and hence enhancing the value of a PO STRIP. Conversely, slower prepayments mean that interest payments will be greater in future periods because of the greater size of unpaid principal, thus enhancing the value of the IO STRIP.

     The Staff of the SEC currently considers that the Board of Trustees may determine whether or not a particular government issued IO or PO STRIP backed by fixed rate mortgages is liquid and considers that private IO and PO STRIPs are illiquid for purposes of the Fund's investment restrictions.

     Direct Investments in Mortgages

     The Fund may invest directly in mortgages securing commercial and residential real estate. When the Fund invests directly in mortgages, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such mortgage loans. Direct investments in mortgages are available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. The seller generally does not provide any insurance covering the payment of interest on or repayment of principal of the mortgages, but such insurance may be purchased by the mortgagor. However, the payment of any such insurance premiums would reduce the Fund's yield. At present, direct investments in mortgages are considered to be illiquid by the Adviser and are subject to the Fund's policy of not investing more than 15% of its net assets in illiquid investments.

     Investing   directly   in   mortgages   may  involve   certain   risks  and
characteristics not applicable to investments in other securities. Such risks include delays and difficulties in recovering and reselling the collateral securing the mortgage loan during foreclosure proceedings, limitations pursuant to Federal bankruptcy and state insolvency laws and other state laws in enforcing a personal judgment against a borrower following foreclosure to make up any deficiency not realized on sale of the collateral, and the application of Federal and state laws limiting interest rates that may be charged by the lender and the lender's ability to accelerate the maturity of the mortgage loan.

Asset-Backed Securities

     The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Such securities are like mortgage-related securities in that they represent an interest in the cash flow from a pool of underlying receivables. However, unlike mortgage-related securities, the collateral underlying the security consists of debt incurred to purchase personal property rather than real property. In addition, the maturity of the debt involved is much shorter in duration than that of conventional mortgages and involves less likelihood of refinancing and unscheduled prepayments.

     Such securities can be structured in several ways, the most common of which has been a "pass-through" model similar to that of GNMA Certificates. A certificate representing a fractional undivided beneficial interest in a trust or corporation created solely for the purpose of holding the trust assets is issued to the security holder. The certificate entitles the holder thereof the right to receive a percentage of the interest and principal payments on the terms and according to the schedule established by the trust instrument. A servicing agent collects amounts due on the sales contracts or credit card receivables for the account of the trust, which distributes such amounts to the security holders.

     An alternative structure for such securities is similar to that of the collateralized mortgage obligations described above. Instead of holding an undivided interest in trust assets, the purchaser of the security holds a bond collateralized by the underlying assets. The bonds are serviced by cash flows from the underlying assets, a specified fraction of all cash received (less a servicing fee) being allocated first to pay interest and then to retire principal. Unlike the "pass-through" certificates, payments of principal and interest to security holders is not dependent on prepayments, although prepayments alter the yield and average life of the bonds.

Restricted and Illiquid Securities

     The Fund may invest up to 15% of its net assets in "restricted" mortgage-related and other securities that are subject to restrictions on resale (i.e., private placements) under the Securities Act of 1933 ("restricted securities") and in illiquid investments. Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, certain over-the-counter options, certain restricted securities, direct investments in mortgages and certain STRIPs. Normally, at the time of purchase the Fund will seek to obtain the agreement of the issuer or seller of restricted securities to effect at least one registration of the securities without expense to the Fund. The necessity for effecting registration under the Securities Act of 1933 means that substantial delays and expenses are usually incurred in the disposition of restricted securities. The Fund's holdings would, accordingly, be subject, for an extended period, to any adverse market conditions, including those that may develop after a decision to dispose of the securities is made.

Inverse Floating Rate Securities

     The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Ratings

     The Fund will generally invest in mortgage-related or other securities which are rated, at the time of investment, A or better by Moody's or by Standard & Poor's, indicating that the securities exhibit adequate protection of principal and interest payments, or which, if not rated, determined to be of comparable investment quality by the Adviser; however, the Fund may invest up to 15% of its net assets in securities which are rated, at the time of investment, as low as Baa by Moody's or BBB by Standard & Poor's, or which, if not rated are judged by the Adviser to be of equivalent credit quality to the securities so rated. Securities rated Baa by Moody's or BBB by Standard & Poor's may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher grade securities. It is anticipated that the average dollar-weighted quality of the Fund's portfolio will normally be Aa or AA according to Moody's and Standard & Poor's ratings, respectively, or of comparable quality as determined by the Adviser. Appendix A sets forth excerpts from the descriptions of ratings of debt securities. The Fund expects that substantially all of the publicly traded securities in which it expects to invest will be rated by one or both of the rating agencies. In the case of a security that is rated differently by the two rating services, the higher rating is used in applying the 15% limit set forth above and in computing the Fund's average dollar weighted credit quality. In the event, however, that the rating on a security held in the Fund's portfolio is downgraded below investment grade by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.

Maturities

     Although the average life of a particular mortgage-related or asset-backed security cannot be predicted because of the possibility of prepayment, the Fund expects that the average life of securities held by it will be from three to fifteen years.

Foreign Securities

     The Fund will normally invest in U.S. dollar denominated securities, but may invest up to 10% of its total assets in mortgage-related and other securities (such as government and asset-backed securities) denominated in other currencies. The Fund expects that its foreign securities portfolio will contain primarily Canadian and European securities. Investing in securities denominated in foreign currencies involves additional risks such as changes in currency exchange rates and exchange control regulations, costs related to conversion between currencies, differences between foreign and domestic auditing and accounting standards and practices, and less publicly-available information about a foreign issuer.

     The Fund may enter into foreign currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date, and may purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. See "Strategic Transactions."

Portfolio Turnover and Short-Term Trading

     Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors. Portfolio turnover is not expected to be in excess of 200% on an annual basis. However, in periods when the markets for mortgage securities are volatile and during periods of interest rate fluctuations, such as the fiscal years 1991 and 1992, the Fund may have a higher turnover rate, which was 324% and 301%, respectively, in those years. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities (excluding short-term securities) owned during the year. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Fund's Strategic Transactions is set forth in the Statement of Additional Information.

Short-Selling

     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.

     The Fund's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.

     The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Fund's net assets.

     In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Forward Roll Transactions

     In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-backed securities. In a forward roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower purchase price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated custodial account cash, or liquid, high quality debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. The Fund may commit up to 25% of its net assets to forward roll transactions, when-issued securities and forward commitments.

     The use of forward roll transactions involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction) to increase the net asset value of the Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

When-Issued Securities and Forward Commitments

     The Fund may purchase securities on a "when-issued" basis, which means that delivery and payment for the securities will normally take place 15 to 60 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although the Fund will only make commitments to purchase
"when-issued" securities with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the Adviser. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid high-grade debt obligations with a market value equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that their aggregate market value equals the amount of the Fund's commitment.

     Securities purchased on a "when-issued" basis may have a market value on delivery which is less than the amount paid by the Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

     The Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond the customary settlement time if the Fund holds and maintains until the settlement date in a segregated account cash or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Such contracts are customarily referred to as "forward commitments" and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     The Fund may commit up to 25% of its net assets to forward roll transactions, when-issued securities and forward commitments.

Repurchase Agreements

     The Fund may invest up to 15% of its net assets in repurchase agreements under normal circumstances. The Fund's repurchase transactions are usually overnight. In no event will more than 15% of the Fund's net assets be invested in repurchase transactions of more than seven days' duration together with other illiquid assets. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered only into with commercial banks, brokers and dealers considered creditworthy by the Adviser. Investing in repurchase agreements involves the risk of default by or the insolvency of the other party to the repurchase agreement.

Investment Restrictions

     The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets; (iii) lend portfolio securities, except that the Fund may enter into repurchase agreements with respect to 15% of the value of its net assets.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.

                          RISK FACTORS AND SUITABILITY

     The Fund is not intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the Fund's ability to diversify and spread risk by holding securities of a number of issuers, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Fund.

     The Fund's net asset value per share can generally be expected to fluctuate inversely with fluctuations in interest rates.

     The Fund's investments in STRIPs, direct investments in mortgages, restricted and illiquid securities, foreign securities and the utilization of Strategic Transactions and short selling involve special risks, as discussed above in the correspondingly captioned sections.

                         CALCULATION OF PERFORMANCE DATA

     From time to time the Fund may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared and distributed quarterly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Fund, which offers its shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Fund. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $50,000.

     Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Fund by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Fund before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Fund may be redeemed by written order to Standish Securitized Fund, One Financial Center, Boston, Massachusetts 02111. A written redemption request must (a) state the number of shares or the dollar amount to be redeemed,
(b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund's Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days.

Telephonic Redemption

     Shareholders who complete the telephonic redemption portion of the Fund's account application may redeem shares by calling (800) 221-4795. Such privilege is not available to shareholders automatically; they must first elect the privilege. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Wire charges, if any, will be deducted from redemption proceeds. By maintaining an account that is eligible for redemption by telephone, the shareholder authorizes the Adviser, the Trust and the Fund's custodian to act upon instructions of any person to redeem shares from the shareholder's account. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor.

     By maintaining a telephonic redemption account, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Trust, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than seven days thereafter, except as described above. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption requests in writing.

Repurchase Order

     In addition to written redemption of Fund shares, the Fund may accept wire or telephone orders from brokers or dealers for the repurchase of Fund shares, or from the Adviser with respect to accounts over which it has investment discretion. The repurchase price is the net asset value per share next determined after receipt of an order by a broker or dealer, which is obligated to transmit the order to the Fund prior to the close of the Fund's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but the Fund imposes no charge for share repurchases.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. ("the Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. The Adviser also provides investment services to certain other funds of the Trust, acting as sole investment adviser to Standish Small Capitalization Equity Fund, Standish Equity Fund, Standish Intermediate Tax Exempt Bond Fund, Standish

Massachusetts Intermediate Tax Exempt Bond Fund and Standish Fixed Income Fund, which had net assets of $121 million, $94 million, $28 million, $31 million and $1.8 billion, respectively, at March 31, 1995, and as co-investment adviser to Consolidated Standish Short-Term Asset Reserve Fund, which had net assets of $258 million at March 31, 1995. The Adviser is the managing general partner of Standish International Management Company, L.P. ("SIMCO"), which is the investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund, and Standish Global Fixed Income Fund, which had net assets of $89 million, $1.1 billion, and $135 million, respectively, at March 31, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1995, the Adviser managed approximately $24 billion of assets.

     The Fund's portfolio managers are Dolores S. Driscoll and James J. Sweeney, who have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1989. During the past five years, Ms. Driscoll, who is also President of the Fund, has served as a Managing Director of the Adviser. Mr. Sweeney has served as a Director (since 1992) and Vice President of the Adviser during this period.

     Subject to the supervision and direction of the Trustees of the Trust, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the name "Standish." For these services, the Fund pays a fee monthly at the annual rate of 0.25% of the first $500,000,000 of average daily net asset value and 0.20% of such average daily net asset value in excess of $500,000,000. For the fiscal year ending December 31, 1995, the Adviser has voluntarily agreed to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes, litigation, indemnification and other extraordinary expenses) to the lower of (a) 0.45% of average daily net assets or (b) the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. If the expense limit is exceeded, the compensation due the Adviser in such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year. For the fiscal year ended December 31, 1994, the Fund paid advisory fees in the amount of $149,253 which represented 0.22% of the Fund's average net assets, after a fee waiver of $24,168.

Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Adviser bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust which relate to more than one series are allocated among such series by the Adviser and SIMCO in an equitable manner. For the fiscal year ended December 31, 1994, expenses borne by the Fund amounted to $313,261, which represented 0.45% of average net assets, after an expense reduction of $24,168.

Portfolio Transactions

     Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. No portion of such dividends is expected to qualify for the 70% corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     The Fund anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass such foreign taxes and any associated tax deductions or credits through to its shareholders.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     After  the  close of each  calendar  year,  the Fund  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the

Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     At March 31, 1995, Allendale Mutual Insurance Company, Allendale Park, Johnston, Rhode Island 02919, had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Fund, and was deemed to beneficially own such shares and to control the Fund.

     The Trust has established thirteen series and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.

     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     Inquiries concerning the Fund should be made by contacting the Fund at the Fund's address and telephone number listed on the cover of this Prospectus.

                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser.

--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A

                      KEY TO MOODY'S CORPORATE BOND RATINGS

Aaa -Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                      STANDARD & POOR'S RATINGS DEFINITIONS

AAA -Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

TAX CERTIFICATION INSTRUCTIONS

      Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.